UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2016

United States Steel Corporation
(Exact name of registrant specified in its charter)

Delaware        001-16811                25-1897152

(State or Other Jurisdiction	(Commission (IRS Employer

Of Incorporation)	File Number) Identification No.)

600 Grant Street
Pittsburgh, PA 15219-2800
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 433-1121

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 3, 2016, United States Steel Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with the subsidiary guarantor named therein and J.P. Morgan Securities LLC, for itself and on behalf of the several initial purchasers listed in Schedule I thereto, relating to the sale by the Company of $980 million aggregate principal amount of its 8.375% Senior Secured Notes due 2021 (the “Notes”) in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Company intends to use the net proceeds from the offering for the repayment of outstanding debt, focusing on near-term maturities, and any remaining proceeds for general corporate purposes.
The Purchase Agreement contains customary representations, warranties and agreements by the Company and the subsidiary guarantor. Under the terms of the Purchase Agreement, the Company and the subsidiary guarantor have agreed to indemnify the initial purchasers against certain liabilities. The offering of the Notes is expected to close on or about May 10, 2016.

The summary of the Purchase Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the form of the Purchase Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy the Notes, or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
ITEM 8.01.     OTHER EVENTS.
On May 3, 2016, the Company issued a press release announcing the pricing of the Notes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d)     Exhibits.

Exhibit Number	Description
10.1
Purchase Agreement, dated May 3, 2016, by and among United States Steel Corporation, the subsidiary guarantor named therein and J.P. Morgan Securities LLC, for itself and on behalf of the several initial purchasers listed in Schedule 1 thereto.

99.1	Press release, dated May 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:    /s/ Colleen M. Darragh
Colleen M. Darragh
Vice President and Controller

Dated: May 4, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1
Purchase Agreement, dated May 3, 2016, by and among United States Steel Corporation, the subsidiary guarantor named therein and J.P. Morgan Securities LLC, for itself and on behalf of the several initial purchasers listed in Schedule 1 thereto.

99.1	Press release, dated May 3, 2016.